Pursuant to 17 CFR 240.24b-2, confidential information (indicated by [***]) has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Exhibit 10.8

AMENDMENT NUMBER 7

Amendment Date: June 1, 2008

To

MICROSOFT OEM EMBEDDED OPERATING SYSTEMS LICENSE AGREEMENT FOR REFERENCE PLATFORM DEVICES

Between MICROSOFT LICENSING, GP, A general partnership organized under the laws of: State of Nevada, USA

And PALM, INC. A Corporation of Delaware

Agreement Effective Date: February 1, 2005

MS Agreement Number 5140570011

Effective as of the Amendment Date the indicated portions of the License Agreement are amended as follows:

1. The Minimum Commitment Schedule of the License Agreement is hereby amended and replaced with the attached Minimum Commitment Schedule.

2. For this License Agreement, Section 2(e)(i) is deleted and replaced with the following:

(e) (i) COMPANY shall permanently affix a COA to an accessible location on each Device, a COMPANY Companion CD or on stand-alone collateral in the form as received from an AR in the Device packaging (e.g., a COA card). COMPANY shall distribute the remaining APM, if any, with each Device.

3. As of the effective date of this Amendment, the Product and Royalty Schedule for Microsoft® Windows Mobile® 6 is hereby amended and replaced with the attached Product and Royalty Schedule for Microsoft® Windows Mobile® 6.

IN WITNESS WHEREOF, the parties have executed this Amendment in duplicate as of the date first written above. All signed copies of this Amendment shall be deemed originals. This Amendment is executed only in the English language.

MICROSOFT LICENSING, GP	PALM, INC
A general partnership organized under the laws of: State of Nevada, USA	A company organized under the laws of: State of Delaware

/s/ [***]	/s/ [***]
By (Signature)	By (Signature)

[***]	[***]
Name (Printed)	Name (Printed)

Senior Program Manager	SVP
Title	Title

August 28, 2008	August 25, 2008
Date	Date

MINIMUM COMMITMENT SCHEDULE

First Period of this License Agreement

Date	Payment Amount (US$)		Cumulative Amount of Payments for Period (US$)
2/25/05	$	[***]	$	[***]
12/31/05	$	[***]	$	[***]
1/31/06	$	[***]	$	[***]
2/28/06	$	[***]	$	[***]
3/31/06	$	[***]	$	[***]
4/30/06	$	[***]	$	[***]
5/31/06	$	[***]	$	[***]
6/30/06	$	[***]	$	[***]
7/31/06	$	[***]	$	[***]
8/31/06	$	[***]	$	[***]
9/30/06	$	[***]	$	[***]
10/31/06	$	[***]	$	[***]
11/30/06	$	[***]	$	[***]
Total First Period Monthly Payments of this License Agreement	$	[***]	$	[***]

Second Period of this License Agreement

	Payment Amount (US$)		Cumulative Amount of Payments for Period (US$)
12/31/06	$	[***]	$	[***]
1/31/07	$	[***]	$	[***]
2/28/07	$	[***]	$	[***]
3/31/07	$	[***]	$	[***]
4/30/07	$	[***]	$	[***]
5/31/07	$	[***]	$	[***]
6/30/07	$	[***]	$	[***]
7/31/07	$	[***]	$	[***]
8/31/07	$	[***]	$	[***]
9/30/07	$	[***]	$	[***]
10/31/07	$	[***]	$	[***]
11/30/07	$	[***]	$	[***]
Total Second Period Minimum Commitments of the License Agreement	$	[***]	$	[***]

Third Period of this License Agreement

	Payment Amount (US$)		Cumulative Amount of Payments for Period (US$)
12/31/07	$	[***]	$	[***]
1/31/08	$	[***]	$	[***]
2/29/08	$	[***]	$	[***]
3/31/08	$	[***]	$	[***]
4/30/08	$	[***]	$	[***]
5/31/08	$	[***]	$	[***]
6/30/08	$	[***]	$	[***]
7/31/08	$	[***]	$	[***]
8/31/08	$	[***]	$	[***]
9/30/08	$	[***]	$	[***]
10/31/08	$	[***]	$	[***]
11/30/08	$	[***]	$	[***]
Total Third Period Minimum Commitment of the License Agreement	$	[***]	$	[***]

PRODUCT AND ROYALTY SCHEDULE

MICROSOFT® WINDOWS MOBILE® 6

PRODUCT TABLE

Product Name and Version*	Licensable Part Number	Applicable Additional Provisions	Royalty **
Windows Mobile® 6, Standard, Far East Languages	4NN-00002	(2138), (2139), (2140), (2151), (2153), (2350), (2822), (2840)
Windows Mobile® 6, Standard, Western Languages	4NN-00004	(2138), (2140), (2151), (2153), (2350), (2822), (2840)
Windows Mobile® 6 Standard, Far East Languages, with Microsoft® Office Mobile 6	4NN-00031	(2138), (2139), (2140), (2151), (2153), (2350), (2822), (2840)	US$[***]
Windows Mobile® 6 Standard, Western Languages, with Microsoft® Office Mobile 6	4NN-00032	(2138), (2140), (2151), (2153), (2350), (2822), (2840)	US$[***]
Windows Mobile® 6, Professional, Multilanguage	4NO-00002	(2138), (2139), (2140), (2151), (2153), (2350), (2822), (2840)	US$[***]
Windows Mobile® 6, Classic, Multilanguage	4NP-00002	(2138), (2139), (2140), (2151), (2153), (2822), (2840)
Microsoft® Office Mobile 6 for Windows Mobile® 6 Standard	BRE-00015	(2139), (2822)
Microsoft® Office Mobile 6 for Windows Mobile® 6 Professional	BRE-00017	(2139), (2822)	US$[***]
Microsoft® Office Mobile 6 for Windows Mobile® 6 Classic	BRE-00016	(2139), (2822)
Microsoft® IP Telephony for Windows Mobile® 6	4PC-00001	(2139), (2822)	US$[***]
Microsoft® Voice Command 1.6 for Windows Mobile®	T67-00055	(2139), (2161), (2183), (2184), (2822)	US$[***]
Microsoft® Remote Desktop Mobile 6 for Windows Mobile® 6	4PB-00001	(2139), (2822)	US$[***]
Windows Mobile® 6, Standard, Far East Languages, UPGRADE	4NN-00001	(2138), (2139), (2140), (2153), (2350), (2351), (2822), (2840)
Windows Mobile® 6, Standard, Western Languages, UPGRADE	4NN-00003	(2138), (2140), (2153), (2350), (2351), (2922), (2840)
Windows Mobile® 6, Professional, Multilanguage, with Microsoft® Office Mobile 6 and Microsoft® Remote Desktop Mobile 6, UPGRADE	4NO-00001	(2138), (2139), (2140), (2151), (2153), (2350), (2351), (2822), (2840), (3050)	US$[***]
Windows Mobile® 6, Classic, Multilanguage, with Microsoft® Office Mobile 6 and Microsoft® Remote Desktop Mobile 6, UPGRADE	4NP-00001	(2138), (2139), (2140), (2151), (2153), (2351), (2822), (2840)
Windows Mobile® 6 Professional, Multilanguage, with Microsoft® Office Mobile 6 and Microsoft Remote Desktop Mobile 6, Promotional UPGRADE	4NO-00010	(2138), (2139), (2140), (2151), (2153), (2350), (2351), (2822), (2840), (2898)	US$[***]
Windows Mobile® 6 Standard ODSI 1	4NN-00035	(2138), (2139), (2919)	US$[***]

*	Language versions are licensed only on an if and as available basis.

Far East Languages include Chinese Simplified, Chinese Traditional, Japanese, Korean, and English.

Western Languages include Brazilian, Czech, Danish, Dutch, English, Finnish, French, German, Greek, Hungarian, Italian, Norwegian, Polish, Portuguese, Romanian, Russian, Slovak, Spanish, Swedish and Turkish.

**	A Licensed Product is not licensed hereunder unless royalty rates are indicated in the Licensed Product table.

ADDITIONAL PROVISIONS KEY

The following provisions (each, an “Additional Provision” or “AP”) apply to the Licensed Products as indicated above. The APs apply in addition to the terms of the License Agreement. Capitalized terms used below and not otherwise defined have the meaning set forth in the General Terms and Conditions of this License Agreement. The APs supersede any inconsistent terms in the General Terms and Conditions of the License Agreement.

(2138) In addition to Section 7(a) of the General Terms and Conditions, COMPANY shall enter into a Microsoft Premier Support Agreement in conjunction with this License Agreement, or shall demonstrate to MS that COMPANY has obtained or arranged an equivalent level of support independently.

(2139) Chinese Language Versions Restrictions. Notwithstanding anything in this License Agreement to the contrary, this Licensed Product shall be subject to the following distribution limitations:

(a) (i) The Simplified Chinese language version of this Licensed Product may not be directly or indirectly distributed within or to the geographical boundaries of Taiwan; and

(ii) The Traditional Chinese language version of this Licensed Product may not be directly or indirectly distributed within or to the geographical boundaries of the People’s Republic of China (with the exception of Hong Kong and Macao).

(b) COMPANY shall advise its Channel of such distribution limitations. COMPANY shall defend, indemnify and hold harmless MS and its Suppliers from and against all damages, costs and attorneys’ fees arising from claims or demands resulting from COMPANY’s failure to advise its Channel of such distribution limitations subject to the following:

(i) MS shall promptly notify COMPANY in writing of such claim;

(ii) COMPANY shall have sole control over the defense and/or settlement of such claim subject to Additional Provision 2139 (b) (iii)-(v);

(iii) MS shall provide COMPANY with reasonable assistance in the defense of the claim;

(iv) MS and/or MSCORP shall have the right to participate in the defense and/or settlement at MS or MSCORP’s sole expense; and

(v) COMPANY shall not consent to the entry of any judgment or any settlement that would subject MS or MSCORP to any monetary payments without the prior, written consent of MS and/or MSCORP, which consent shall not be unreasonably withheld.

(vi)

(2140) COMPANY’s Companion CD.

(a) For purposes of this License Agreement, COMPANY is hereby licensed to use the MS Companion CD to create a distributable CD (“COMPANY’s Companion CD”), in accordance with the Licensed Product Deliverables documentation. In addition to the MS Companion CD contents, COMPANY shall add the following to COMPANY’s Companion CD: (i) COMPANY’s logo; and (ii) non-Microsoft software owned or licensed by COMPANY that COMPANY chooses to include on COMPANY’s Companion CD (“COMPANY Software”).

(b) The grant in this Additional Provision is subject to the conditions that (i) COMPANY owns or maintains effective licenses for the COMPANY Software and (ii) COMPANY contractually obligates its Channel to Section 2(b) of this License Agreement.

(c) In creating COMPANY’s Companion CD, COMPANY shall transfer all files from MS Companion CD to COMPANY’s Companion CD, and may not modify, obscure or omit any files contained on the MS Companion CD, except as expressly authorized by the Licensed Product Deliverables documentation.

(d) COMPANY may not transfer or copy any files contained on the MS Companion CD to any media other than COMPANY’s Companion CD; however, COMPANY or COMPANY Subsidiaries’ support websites may include links to relevant Microsoft hosted download sites.

(e) COMPANY may not engage an AR to replicate COMPANY’s Companion CD until COMPANY receives notice from MS that COMPANY’s Companion CD has passed the MSCORP Compatibility Test as outlined in the Licensed Product Deliverables.

(f) If COMPANY engages an AR to replicate COMPANY’s Companion CD before COMPANY receives such MS approval, neither MS nor its Suppliers shall be responsible for any costs or damages incurred by COMPANY (including, without limitation, costs or damages incurred if MS requires changes to COMPANY’s Companion CD).

(g) COMPANY shall distribute COMPANY’s Companion CD (i) in the form and packaging as received from the AR and (ii) only in the Device packaging. Notwithstanding AP 2140(g)(ii), COMPANY or COMPANY’s authorized service representative may distribute a replacement COMPANY’s Companion CD separate from the Device if each of the following are satisfied: (1) such replacement COMPANY’s Companion CD is provided to a Device End User for support purposes (e.g. the COMPANY’s Companion CD was lost or destroyed by the Device End User); (2) COMPANY shall use commercially reasonable efforts to authenticate the Device End User prior to distributing the replacement COMPANY’s Companion CD: (3) such replacement COMPANY’s Companion CD shall be distributed directly from the COMPANY or COMPANY’s authorized service representative to the Device End User and not distributed through the Channel; and (4) no more than 2 replacement COMPANY’s Companion CD’s may be distributed to the same Device End User.

(h) COMPANY hereby agrees that it owns all right, title and interest in, or has all necessary rights to authorize the AR to replicate, the COMPANY Software. COMPANY shall defend, indemnify and hold harmless MS and its Suppliers from and against any and all third party claims or demands, or any other liability or damages whatsoever arising out of or related to the replication, licensing, distribution, or use of the COMPANY Software subject to the following:

(i) MS shall promptly notify COMPANY in writing of such claim;

(ii) COMPANY shall have sole control over the defense and/or settlement of such claim subject to Additional Provision 2140h(iii)-(v);

(iii) MS shall provide COMPANY with reasonable assistance in the defense of the claim;

(iv) MS and/or MSCORP shall have the right to participate in the defense and/or settlement at MS or MSCORP’s sole expense; and

(v) COMPANY shall not consent to the entry of any judgment or any settlement that would subject MS or MSCORP to any monetary payments without the prior, written consent of MS and/or MSCORP, which consent shall not be unreasonably withheld.

(vi)

(2151) (a) The Licensed Product Deliverables includes sample code located at: %_WINCEROOT%\PUBLIC\COMMON\OAK\DRIVERS\BLUETOOTH\SAMPLE (collectively, “Bluetooth Sample Code”). Prior to distribution of the Bluetooth Sample Code with an Image on a Device, COMPANY shall pass the Bluetooth Tests (defined below). “Bluetooth Tests” means a standard series of tests, as amended from time to time, to determine compliance with the Bluetooth certification process described at [***] or such other location that may be designated from time to time.

(b) NOTWITHSTANDING ANYTHING TO CONTRARY IN THIS LICENSE AGREEMENT, THE BLUETOOTH SAMPLE CODE IS PROVIDED “AS IS” AND WITH ALL FAULTS. THE ENTIRE RISK AS TO SATISFACTORY QUALITY, PERFORMANCE, NONINFRINGEMENT, ACCURACY, AND EFFORT IS WITH COMPANY. WITH RESPECT TO THE BLUETOOTH SAMPLE CODE, MS, MSCORP AND THEIR SUPPLIERS SPECIFICALLY DISCLAIM ALL REPRESENTATIONS AND WARRANTIES OF ANY KIND, WHETHER EXPRESS, IMPLIED, OR STATUTORY, INCLUDING, WITHOUT LIMITATION, ALL WARRANTIES OTHERWISE SET FORTH IN THE LICENSE AGREEMENT, ANY IMPLIED WARRANTY OF NON-INFRINGEMENT, MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE AND ANY IMPLIED WARRANTY ARISING FROM COURSE OF DEALING OR USAGE OF TRADE, AND ANY WARRANTY THAT THE BLUETOOTH SAMPLE CODE OR ANY IMAGE INCLUDING THE BLUETOOTH SAMPLE CODE WILL OPERATE PROPERLY ON ANY DEVICES. MS, MSCORP, AND THEIR SUPPLIERS ALSO DISCLAIM ANY COMMON-LAW DUTIES RELATING TO ACCURACY OR LACK OF NEGLIGENCE. THERE IS NO WARRANTY AGAINST INTERFERENCE WITH COMPANY’S ENJOYMENT OF THE BLUETOOTH SAMPLE CODE OR AGAINST INFRINGEMENT.

(2153) COMPANY shall advise the End User which language versions of Licensed Product that have been preinstalled on the Device.

(2161) COMPANY is not licensed to distribute, license or put in use the Speech Applications Programming Interface (“SAPI”) other than for operation of the Licensed Product.

(2183) The Licensed Product features designed to invoke phone functions such as voice-activated dialing are only enabled on Devices running the phone edition of Microsoft® Windows Mobile® 6, Professional and Microsoft® Windows Mobile® 6, Standard.

Such features may not invoke phone functions on devices that (a) do not run the phone edition of Microsoft® Windows Mobile® Software for Pocket PC and Microsoft® Windows Mobile® Software for Smartphone and/or (b) utilize third party hardware or software to provide telephony features and functionality.

(2184) COMPANY may distribute the corresponding language version of the Licensed Product for each language version of Microsoft® Windows Mobile® that is installed on the Device.

(2350) COMPANY and MS agree that the following provisions shall apply with respect to this Licensed Product:

(a) COMPANY or Mobile Operators shall be responsible for compliance with all applicable telecommunications laws and regulations relating to the Devices. COMPANY shall indemnify, defend and hold MS and its Suppliers harmless with respect to any damages, losses, complaints, suits or fines resulting from COMPANY’s or any Mobile Operator’s failure to obtain or maintain any required permit, approval, license or certification or failure to comply with any regulation, statute, order or decree applicable to the Devices subject to the following:

(i) MS shall promptly notify COMPANY in writing of such claim;

(ii) COMPANY shall have sole control over the defense and/or settlement of such claim subject to Additional Provision 2350a(iii)-(v);

(iii) MS shall provide COMPANY with reasonable assistance in the defense of the claim;

(iv) MS and/or MSCORP shall have the right to participate in the defense and/or settlement at MS or MSCORP’s sole expense; and

(v) COMPANY shall not consent to the entry of any judgment or any settlement that would subject MS or MSCORP to any monetary payments without the prior, written consent of MS and/or MSCORP, which consent shall not be unreasonably withheld.

(b) Between the parties, COMPANY shall be solely responsible for all negotiations, agreements, tests, and other required actions with Mobile Operators with respect to the use of the Devices on such Mobile Operator’s network.

(c) COMPANY acknowledges and agrees that MS may independently negotiate marketing and other arrangements with Mobile Operators, retailers, distributors, and/or other Channel members supporting the Devices, provided that such arrangements shall not modify existing obligations of or impose additional obligations upon COMPANY or involve the usage of COMPANY’s logos or trademarks without the written approval of COMPANY which shall not be unreasonably withheld provided that any usage of COMPANY’s trademarks, logos, or product images shall be pursuant to the terms of a signed written agreement between the parties.

(d) COMPANY shall:

(i) contractually prohibit Mobile Operators from removing, modifying or suppressing any part of the Image, except as otherwise permitted by the Licensed Product Deliverables. Notwithstanding the foregoing, COMPANY may provide Mobile Operators with Supplemental Code and Updates, for distribution by such Mobile Operators to End Users on external media only, after passing applicable testing with respect to the updated Image; and

(ii) use commercially reasonable efforts to contractually prohibit Mobile Operations from configuring any programs (including without limitation any default “Today pages”, “shells”, “screen savers”), “wizards” or other content to be enabled, run or initialized automatically (i.e., without requiring a deliberate act of the End User) from an icon, URL, or folder on the UI Screen or the Desktop Screen or otherwise. By way of example only, and without limiting the generality of the foregoing, Mobile Operators must agree that it shall not populate with any programs or other content the Licensed Product software “Start-up” directory, initialization or other files in any manner which will cause any program or content to run or load automatically upon power on, except for device drivers necessary to support preinstalled or preconfigured hardware devices (e.g., LCD panels, keyboards, etc.). This provision applies to New Devices launched after the Amendment Date.

(e) (i) MS shall have no responsibility hereunder to provide support services to any Mobile Operator or any End User of the Devices. MS may make available support service agreements to Mobile Operators or End Users, with respect to the Device(s) and/or similar devices of other manufacturers incorporating the Licensed Product; and

(ii) COMPANY shall provide or shall ensure that the applicable Mobile Operator provides support services to End Users of the Device.

(f) MS makes no representation or warranty that Devices operated with the Licensed Product will be compatible with the network structure of any particular Mobile Operator.

(2351) COMPANY must have in effect a Field Upgrade Schedule to the License Agreement prior to distributing this Licensed Product. COMPANY must report distribution and pay the royalty for this Licensed Product as set forth in the License Agreement and the Field Upgrade Schedule.

(2822) Standards.

(a) For the purposes of this Licensed Product, the definition of “Standards” means telecom and CODEC standards (including any successors or derivatives) as well as any rights offered by patent pool licensing agencies such as MPEGLA, VIA Licensing and HDMI Licensing.

Examples include, without limitation:

•	Global System for Mobile (Communications) (GSM)

•	General Packet Radio Services (GPRS)

•	Code Division Multiple Access (CDMA)

•	Single Carrier Radio Transmission Technology (CDMA/1xRTT)

•	MPEG (audio and video)

MS may update this list for COMPANY’s reference purposes on the ECE.

(b) COMPANY agrees that MS has not granted to COMPANY under this License Agreement any necessary patent and other intellectual property of third parties with respect to Standards.

(c) COMPANY agrees that MS has not granted to COMPANY under this License Agreement any necessary patent and other intellectual property licenses with respect to patent pools in which MS or MSCORP participates now or in the future.

(d) For this Licensed Product, MS’s duty to defend patent Claims does not include patents that are alleged to be infringed by or essential to an implementation of a Standard.

(2840) MS COMPANION CD contains Microsoft® Office Outlook® 2007 Trial, COMPANY may choose to:

(a) Include the Outlook 2007 Trial on the COMPANY Companion CD;

(b) Include a link to the Outlook 2007 Trial download website designated in the Deliverables; or

(c) Not include Outlook 2007 Trial.

(2898)

a. For this Licensed Product, the following additional definition applies:

“Eligible Device” means Devices known as the Treo™ 750 and Treo 750v that were distributed by COMPANY prior to December 31, 2007 with a Windows Mobile 5.0 Licensed Product.

b. To be eligible to report upgrades with this promotional Licensed Product, COMPANY must do all of the following by December 31, 2007:

i. Stop distributing the Eligible Devices with the Windows Mobile 5.0 Licensed Product.

ii. Start distributing a successor version of the Eligible Device with a Windows Mobile 6 Licensed Product and report and pay the applicable royalty for the Licensed Product on the successor Eligible Device. For clarity, other than the use of Windows Mobile 6 as the Licensed Product, the successor version of the Eligible Devices will be substantially the same such as have the same:

•	Model name

•	Model number, and

•	Mobile Operator or non-mobile operator Channel

iii. Make available to End Users, upgrades for the Eligible Devices with this Licensed Product. Despite language to the contrary in the License Agreement, these upgrades can only be made available on COMPANY’s website. All other terms related to upgrades apply.

c. In addition, COMPANY agrees:

i. That COMPANY will not charge End Users for the upgrades other than the reasonable costs of handling and shipping. For clarity, if COMPANY elects to charge more, COMPANY is not eligible to report under this promotional Licensed Product, but can report and pay royalties on the applicable Licensed Product.

ii. To report units of this Licensed Product as provided in the License Agreement.

iii. To send an additional Report in form provided below by email to Microsoft Account Manager on a monthly basis with respect to the Upgrades on Eligible Devices. Section (j) of the Field Upgrade Schedule does not apply to Upgrades on Eligible Devices.

d. COMPANY’s license to distribute the Upgrade on Eligible Devices expires on the sooner of the Expiration Date of the License Agreement or October 31st, 2008.

e. Section (h)(iii)(E) of the Field Upgrade Schedule does not apply to Upgrades on Eligible Devices.

Windows Mobile 6 Upgrade Incentive Program

DEVICE TABLE

Total # of Upgrades during the month of _________:
Model Name/Model Number	Website (where upgrade is posted)	Mobile Operator (if a non-mobile operator device model please note)	4NO-00010

(2919) Limited Distribution

This Licensed Product may only be used on Devices approved by Mobile Operator. OEM must report both the Windows Mobile 6 Standard ODSI and the Windows Mobile 6 Standard licensables per the Sales Out Reporting Guidelines.

(3050) Limited Distribution

Company may distribute Licensed Product, directly or through its Channel, to existing End Users of Palm Treo 700 wx operating on the Windows Mobile 5.0 Licensed Product on the Verizon network. In consideration for these rights, the parties agree to increase COMPANY’s minimum commitment obligations for the third period of this License Agreement by $[***]. Company and MS agree that after Company has paid $[***] in royalty payments to MS for units of Licensed Products distributed at the $[***] royalty rate, Company will not be required to make additional royalty payments for this Licensed Product.

DEVICES

Devices are described in the table below. Each listed Device must have a unique model line name, model name, or model number which COMPANY uses both internally (in COMPANY’s books and records) and externally (on the Device and packaging).

At COMPANY’s option, for purposes of administrative convenience, COMPANY may designate models by model line or series (e.g., “Jaguar model line”, “Jaguar Pro series”, “Jaguar Pro 750 model line”, “Jaguar Pro 950 series”, etc.). Devices defined by model line or series shall include all present models which include the designated model line or series name, (e.g., “Jaguar Pro model line” includes Jaguar Pro, Jaguar Pro 950, Jaguar Pro S, etc.; “Jaguar series” includes Jaguar, Jaguar Pro, Jaguar Pro 950, Jaguar S400, etc.; “Jaguar Pro 950 series” includes Jaguar Pro 950, Jaguar Pro 955, etc.).

COMPANY may elect to include as Device(s) new models which comply with all of the terms and conditions of this License Agreement by notifying MS of any such new model(s) when COMPANY submits its royalty report for the reporting period in which each such new model is first distributed with Licensed Product. Any new model in a licensed model line or series which is not included in a Notice to Add Devices (and is thus not licensed for the applicable Licensed Product) must have a unique model number or model name used for internal and external identification purposes which distinguishes it from any model which COMPANY has designated previously as a Device.

Product Number Key: Please refer to the Licensable Part Number in the Product Table above.

A product is not licensed for distribution with a listed Device, unless the product box for such product in the Device table below is marked with a “C”.

DEVICE TABLE

Model Name/Model Number	4NO-00002	4NO-00001	BRE-00017	4PC-00001	T67-00055	4PB-00001	4NO-00010
Treo Series	C		C	C	C	C	C
700WX		C

Model Name/Model Number	4NN-00031	4NN-00032	4NN-00035
Treo Series	C	C	C

COMPANY hereby represents and warrants that the names and numbers indicated in the Model Name/Model Number column in the table above accurately denote the actual designation used by COMPANY to identify the listed models (on the Device and in COMPANY’s internal books and records).